UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2006

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MAXIMUS, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)
11419 Sunset Hills Road, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Effective February 28, 2006, we amended Section 12(k) of our 1997 Equity Incentive Plan to clarify the limitations that the plan imposes on the repricing and replacement of outstanding stock options.  Section 12(k) now requires us to obtain shareholder approval in order to cancel any outstanding stock options under the plan and grant in substitution for them any new awards, whether or not they are stock options, under the plan.  Prior to the amendment, Section 12(k) had expressly imposed this shareholder approval requirement with respect to the substitution grant of only new stock options, and not other types of awards under the plan.

A copy of the plan, as amended, is being filed as an exhibit to this report and is incorporated by reference into this Item 1.01.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

10.1

1997 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date:

March 2, 2006

By  /s/ David R. Francis

David R. Francis

General Counsel and Secretary

Exhibit Index

Exhibit No.

Description

10.1

1997 Equity Incentive Plan, as amended.